UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2020

HAYMAKER ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-38931	83-3642865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue

Floor 10

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	HYACU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	HYAC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	HYACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation to be used by Haymaker Acquisition Corp. II (the “Company”) in presentations to certain of the Company’s stockholders and other persons with respect to the transactions contemplated by the Letter of Intent described below. Such exhibit and the information set forth herein is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01	Other Events.

On July 13, 2020, the Company, ARKO Holdings Ltd. (“Arko”) and GPM Investments, LLC (“GPM”) issued a joint press release, which is attached as Exhibit 99.2 hereto, announcing that the Company, Arko and GPM had entered into a non-binding letter of intent (the “Letter of Intent”) for a business combination. Arko is an Israeli holding company which, through its U.S. subsidiary, GPM, is a leading convenience store operator with 1,272 company-operated stores and 128 additional sites to which it delivers fuel in the United States (excluding pending acquisitions).

Under the terms of the Letter of Intent, the Company and Arko intend to enter into a definitive agreement pursuant to which the Company and Arko would combine, with the former equityholders of both entities and the minority equityholders of GPM holding equity in the combined public company listed on Nasdaq (the “Surviving Company”) and with Arko’s existing equityholders owning a majority of the equity in the Surviving Company. The final terms of the definitive agreement are subject to the completion of due diligence to the Company’s satisfaction.

Under the terms of the Letter of Intent, the enterprise value of the combined company is approximately $1.5 billion. It is expected that there will be a substantial rollover of equity by the existing equityholders GPM and Arko.

The completion of the business combination is subject to the negotiation and execution of definitive documentation and satisfaction of the conditions therein, including (i) completion of any required stock exchange and regulatory review, (ii) approval of the transaction by the Company’s and Arko’s stockholders, (iii) receipt by Arko and GPM of any required third-party approvals, and (iv) the Company’s common stock being listed on the Tel Aviv Stock Exchange. Accordingly, no assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed transaction, the Company will prepare a proxy statement/prospectus (the “Haymaker proxy statement/prospectus”) to be filed with the SEC and mailed to the Company’s stockholders. In addition, Arko will prepare a proxy statement (the “Arko proxy”), to be filed with the Israel Securities Authority (the “ISA”). The Company and Arko urge investors and other interested persons to read, when available, the Haymaker proxy statement/prospectus and the Arko proxy, as well as other documents filed with the SEC and the ISA, because these documents will contain important information about the proposed transaction. Such persons can also read the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Haymaker Annual Report”), for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The Haymaker proxy statement statement/prospectus, once available, and Haymaker Annual Report can be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

The Company, Arko and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 19, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of the Company’s and Arko’s participants in the solicitation, which may, in some cases, be different than those of the Company’s and Arko’s equityholders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

Forward-Looking Statements~~:~~

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of the Company, Arko and GPM may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance including projected financial information (which is not audited or reviewed by auditors) and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction, and the timing of the completion of the proposed transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of the Company, Arko and GPM, and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed business combination, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed business combination may differ materially from the terms and conditions set forth in the term sheet, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of the Company and Arko or other conditions to closing; (4) the impact of the COVID-19 pandemic on (x) the parties’ ability to negotiate and consummate the proposed business combination and (y) the business of Arko, GPM, and the combined company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (6) the inability to obtain or maintain the listing of the post-acquisition company’s common stock on Nasdaq following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the demand for GPM’s, and the combined company’s services together with the possibility that Arko, GPM or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the failure of GPM to consummate any pending acquisitions; (13) risks and uncertainties related to Arko’s business, including, but not limited to, changes in petroleum prices, the impact of competition, environmental risks, restrictions on the sale of alcohol, cigarettes, vaping products and other tobacco products and increases in their prices, dependency on suppliers, increases in fuel efficiency and demand for alternative fuels for electric vehicles, failure by independent outsider operators to meet their obligations, acquisition and integration risks, and currency exchange and interest rates risks; and (14) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC by the Company and (y) other documents filed or to be filed with the SEC by the Company and the ISA by Arko. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company, Arko, and GPM do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Investor Presentation, July 2020

99.2	Press Release, dated July 13, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYMAKER ACQUISITION CORP. II

	By:	/s/ Christopher Bradley
	Name:	Christopher Bradley
	Title:	Chief Financial Officer

Dated: July 13, 2020